[SRZ Letterhead]

March 3, 2016

VIA EDGAR

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:	Susa Registered Fund, L.L.C., File No. 811-22924

Ladies and Gentlemen:

On behalf of Susa Registered Fund, L.L.C. (the "Fund"), filed herewith pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, is the preliminary proxy statement for the special meeting (the "Meeting") of the members of the Fund ("Members") to be held on April 18, 2016.  At the Meeting, Members will be asked to vote on the following proposals: (i) the proposal to approve a plan of distribution adopted in accordance with the requirements of Rule 12b-1; and (ii) in their discretion on such other matters as may properly come before the Meeting.

Please call the undersigned at (212) 756-2149 with any questions or comments you may have or for any further information.

Very truly yours,

/s/ Pamela Chen
Pamela Chen

Enclosure